UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2019

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices)
925-223-6700
(Registrant’s telephone number, including area code) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2019, the board of directors (the "Board") of Natus Medical Incorporated (the "Company") appointed Alice D. Schroeder and Thomas J. Sullivan to serve as directors on the Board, effective February 11, 2019. The Company will also nominate Ms. Schroeder and Mr. Sullivan for election at its 2019 Annual Meeting of Stockholders. As compensation for their service on the Board, Ms. Schroeder and Mr. Sullivan will receive annual retainers of $60,000.00. Ms. Schroeder and Mr. Sullivan were each also granted restricted stock valued at $150,000.00 upon their appointment to the Board. There is no arrangement or understanding between Ms. Schroeder or Mr. Sullivan and any other person pursuant to which Ms. Schroeder or Mr. Sullivan was selected as a director. The Board has determined that Ms. Schroeder and Mr. Sullivan are each independent and have no material direct or indirect interest in a related party transaction which requires disclosure pursuant to Rule 404(a) of Regulation S-K. At the time of the filing of this Current Report on Form 8-K, the Board has not made any determinations regarding Board committee assignments for Ms. Schroeder or Mr. Sullivan.

On February 11, 2019, Robert Gunst informed the Company that he will not stand for re-election to the Board at the Company's 2019 Annual Meeting of Stockholders. Mr. Gunst has notified the Company that his not standing for re-election is not based on any disagreement with the Company. Following Mr. Gunst's retirement from the Board, the Board will be composed of seven directors, six of whom are independent.

On February 13, 2019, the Company issued a press release announcing the appointment of Ms. Schroeder and Mr. Sullivan to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 13, 2019, regarding the appointment of Ms. Schroeder and Mr. Sullivan to the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date: February 13, 2019	By:	/s/ B. Drew Davies
B. Drew Davies
Executive President Finance & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated February 13, 2019, regarding the appointment of Ms. Schroeder and Mr. Sullivan to the Company's Board of Directors.